UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2020 (November 19, 2020)

KINGSWOOD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39700	85-2432410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 Battery Place, Room 625

New York, New York 10004

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 404-7002

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and three-fourths of one redeemable warrant	KWAC.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	KWAC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	KWAC WS	The New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

On November 24, 2020, Kingswood Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 11,500,000 units (the “Units”), including the issuance of 1,500,000 Units as a result of the underwriters’ full exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share, and three-fourths of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-249437) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 13, 2020, as amended (the “Registration Statement”):

•	An Underwriting Agreement, dated November 19, 2020, by and between the Company and Oppenheimer & Co. Inc., as representative of the several underwriters (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated November 19, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated November 19, 2020 (the “Letter Agreement”), by and among the Company, Kingswood Global Sponsor LLC and each of the initial stockholders of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated November 19, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated November 19, 2020 (the “Registration Rights Agreement”), by and among the Company, Kingswood Global Sponsor LLC and the other holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated November 19, 2020 (the “Private Placement Warrants Purchase Agreement”), by and among the Company, Kingswood Global Sponsor LLC and the other parties thereto, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated November 19, 2020, by and between the Company and Kingswood Global Sponsor LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 6,481,550 warrants (the “Private Placement Warrants”) to Kingswood Global Sponsor LLC and one of the Company’s directors at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $6,481,550. The Private Placement Warrants are identical to the Warrants sold in the IPO, except that the Private Placement Warrants, so long as they are held by Kingswood Global Sponsor LLC or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A common stock issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. If the Private Placement Warrants are held by holders other than Kingswood Global Sponsor LLC or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Warrants included in the Units sold in the IPO. If the Company does not consummate its initial business combination within 18 months from the closing the IPO, the Private Placement Warrants will expire worthless. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Additionally, in lieu of 0.9% of the gross proceeds of the offering, the Company issued to Oppenheimer & Co. Inc. 104,000 units (“Underwriter Units”). The Underwriter Units are identical to the Units, except that, so long as they are held by Oppenheimer & Co. Inc. or its permitted transferees, the warrants underlying the Underwriter Units (i) will not be redeemable by us, (ii) may not (including the Class A Common Stock issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. Oppenheimer & Co. Inc. has also agreed (A) to waive its redemption rights with respect to the shares underlying the Underwriter Units in connection with the completion of the Company’s initial business combination and (B) to waive its rights to liquidating distributions from the trust account with respect to such shares if the Company fails to consummate its initial business combination within 18 months from the closing of the IPO. The issuance of the Underwriter Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on November 19, 2020, David Hudd, Lawrence Roth, Howard Garland, Lisa Roth, Caroline O’Connell and Jonathan Massing (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Board has determined that the Directors are independent directors within the meaning of applicable SEC and NYSE rules. Effective November 19, 2020, Mr. Garland, Mr. Massing and Ms. Roth were appointed to the Board’s Audit Committee, with Mr. Massing serving as chair of the Audit Committee. Effective November 19, 2020, Mr. Roth and Ms. O’Connell were appointed to the Board’s Compensation Committee, with Ms. O’Connell serving as chair of the Compensation Committee. Effective November 19, 2020, Mr. Hudd and Ms. Roth were appointed to the Board’s Nominating and Corporate Governance Committee, with Mr. Mr. Hudd serving as chair of the Nominating and Corporate Governance Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Mr. Roth and Mr. Massing and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Mr. Hudd, Ms. Roth and Mr. Wilder and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Mr. Garland, Mr. Nessim and Ms. O’Connell and will expire at the Company’s third annual meeting of stockholders.

On November 19, 2020, in connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement. In addition, on October 19, 2020, Kingswood Global Sponsor LLC, the Company’s sponsor, transferred 100,000 shares of Class B common stock of the Company to Mr. Roth and 35,000 shares of Class B common stock to each of Ms. Roth and Ms. O’Connell. In addition, on November 10, 2020, Kingswood Global Sponsor sold 100,000 shares of Class B common stock of the Company to Mr. Roth.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.7 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

On November 12, 2020, in connection with the IPO, the Company adopted its Second Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $117,848,550 of the proceeds from the IPO and the sale of the Private Placement Warrants were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A common stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Amended Charter (a) to modify the substance or timing of the Company’s obligation to provide for the redemption of the public shares in connection with an initial business combination or to redeem 100% of its public stock if the Company does not consummate its initial business combination within 18 months from the closing of the IPO or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity, and (iii) the redemption of the public shares if the Company is unable to consummate an initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On November 19, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 24, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 19, 2020, by and between the Company and Oppenheimer & Co. Inc., as representative of the several underwriters.
3.1	Second Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated November 19, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated November 19, 2020, by and among the Company, Kingswood Global Sponsor LLC and each of the initial stockholders of the Company.
10.2	Investment Management Trust Agreement, dated November 19, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated November 19, 2020, by and among the Company, Kingswood Global Sponsor LLC and the other holders party thereto.
10.4	Private Placement Warrants Purchase Agreement, November 19, 2020, by and among the Company, Kingswood Global Sponsor LLC and the other parties thereto.
10.5	Administrative Services Agreement, dated November 19, 2020, by and between the Company and Kingswood Global Sponsor LLC.
99.1	Press Release, dated November 19, 2020.
99.2	Press Release, dated November 24, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWOOD ACQUISITION CORP.

	By:	/s/ Michael Nessim
Name: Michael Nessim
Title: Chief Executive Officer

Dated: November 25, 2020